EXHIBIT 10.3


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Series A Common Stock, par value $0.01 per share, of At Home Corporation, and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

     This Joint Filing Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 2nd day of May, 2000.

                                         Comcast Corporation


                                         By: /s/ Arthur R. Block
                                            -----------------------------------
                                            Name:  Arthur R. Block
                                            Title: Senior Vice President Law


                                         Comcast Online Communications, Inc.


                                         By: /s/ Arthur R. Block
                                            -----------------------------------
                                            Name:  Arthur R. Block
                                            Title: Senior Vice President Law


                                         Comcast PC Investments Inc.


                                         By: /s/ Abram E. Patlove
                                            -----------------------------------
                                            Name:  Abram E. Patlove
                                            Title: President